Exhibit 3.12

COMPANIES ACT OF BARBADOS

(Sections 33 and 203)

ARTICLES OF AMENDMENT

1. Name of Company	2. Company No.

CANADIAN HELICOPTERS (BARBADOS) LIMITED	10852

3. The articles of the above-named company are amended as follows:-
In accordance with Section 197 (i) (a) The name of the company is changed to CHC HELICOPTERS (BARBADOS) LIMITED The annexed schedule is incorporated in this form.

Date	Signature	Title

/s/ James A. Misener

2002-03-22	JAMES A. MISENER	DIRECTOR
For Ministry use only
Company No. 10852	Filed 2002-04-02

THE COMPANIES ACT CHAPTER 308 OF BARBADOS

Sections 33 and 203

SCHEDULE TO ARTICLES OF AMENDMENT

(Form 5)

Name of Company	Company No.

CANADIAN HELICOPTERS (BARBADOS) LIMITED	10852

NOTICE IS HEREBY GIVEN that on the 22nd day of March, 2002 a special resolution was passed by the shareholders:-

Resolved that

1.	the articles of the Company be and they are hereby amended to change the name of the Company to CHC HELICOPTERS (BARBADOS) LIMITED and;

2.	any director or officer of the Company be and is hereby authorised to sign all documents and to do all things necessary or desirable to effect such amendment including the delivery to the Registrar of Companies, of Articles of Amendment in the form prescribed under the Companies Act Cap. 308.

CERTIFIED THIS 22ND DAY OF MARCH, 2002.

/s/ James A. Misener
JAMES A. MISENER
DIRECTOR

BARBADOS

(Registrar’s Certificate issued pursuant to

s.409 Companies Act, Cap. 308)

I, KEVIN A. HUNTE, Acting Deputy Registrar of the Corporate Affairs and Intellectual Property Office. Clarence Greenidge House, Keith Bourne Complex, Belmont Road in the parish of Saint Michael and in the Island of Barbados, and as such a Notary Public do hereby CERTIFY as follows:

As Acting Deputy Registrar of Corporate Affairs and Intellectual Property, I have custody of all records relating to the registration of Companies on this Island.

The Company CANADIAN HELICOPTERS (BARBADOS) LIMITED was incorporated on the 14th day of June, One Thousand Nine Hundred and Ninety Five as an International Business Company under the Companies Act Chapter 308 of the Laws of Barbados.

The Company amended its articles and changed its name to CHC HELICOPTERS (BARBADOS) LIMITED on the 2nd day of April, Two Thousand and Two and is registered in the Register of Companies.

[Notary Seal]	Given under my hand as Acting Deputy Registrar and Seal of Office as Notary Public of this island this 14th day of September, Two Thousand and Ten. /s/ Kevin A. Hunte

Acting Deputy Registrar and as such a Notary Public in and for the Island of Barbados.

[Note: The Registrar’s Certificate is limited to this company’s current state of compliance with the Companies Act, Cap. 308 and should not be taken as warranty or representation by the Registrar concerning the company’s compliance with other laws of Barbados which the Registrar does not administer.]

BARBADOS

Registrar’s Certificate issued pursuant to

s.409 Companies Act, Cap. 308)

I, GODFREY WINSTON HINDS, Acting Deputy Registrar of the Corporate Affairs and Intellectual Property Office, Clarence Greenidge House, Keith Bourne Complex, Belmont Road in the parish of Saint Michael and in the Island of Barbados, and as such a Notary Public do hereby CERTIFY as follows:

As Acting Deputy Registrar of Corporate Affairs and Intellectual Property, I have custody of all records relating to the registration of Companies on this Island.

The Company CANADIAN HELICOPTERS (BARBADOS) LIMITED was incorporated on the 14th day of June, One Thousand Nine Hundred and Ninety Five as an International Business Company under the Companies Act, Chapter 308 of the Laws of Barbados.

The Company amended its articles and changed its name to CHC HELICOPTERS (BARBADOS) LIMITED on the 2nd day of April, Two Thousand and Two and is registered in the Register of Companies.

Given under my hand as Acting Deputy Registrar and Seal of Office as Notary Public of this Island this 17th day of March Two Thousand and Five.

[Notary Seal]	/s/ Godfrey Winston Hinds Acting Deputy Registrar and as such a Notary Public in and for the Island of Barbados.

[Note: The Registrar’s Certificate is limited to this company’s current state of compliance with the Companies Act, Cap. 308 and should not be taken as a warranty or representation by the Registrar concerning the company’s compliance with other laws of Barbados which the Registrar does not administer.]

FORM 3

10852
Company No.

COMPANIES ACT OF BARBADOS

CERTIFICATE OF INCORPORATION

CANADIAN HELICOPTERS (BARBADOS) LIMITED

Name of Company

I hereby certify that the above-mentioned Company, the Articles of Incorporation of which are attached, was incorporated under the Companies Act of Barbados.

/s/ Illegible
Registrar of Companies

/s/ Illegible	95/66/14
Date of Incorporation

FORM 1

COMPANIES ACT OF BARBADOS

(Section 5)

ARTICLES OF INCORPORATION

Name of Company	Company No:

CANADIAN HELICOPTERS (BARBADOS) LIMITED	10852

2.	The classes and any maximum number of shares that the Company is authorized to issue

The company is authorised to issue an unlimited number of shares without nominal or par value of one class designated as common shares

3.	Restriction if any on share transfers

No share in the capital of the company shall be transferred without the approval of the directors of the company or of a committee of such directors, evidenced by resolution and the directors may in their absolute discretion and without assigning any reason therefore, decline to register any transfer of any share.

4.	Number (or minimum and maximum number) of Directors

There shall be a minimum of 1 and a maximum of 5 directors

5.	Restrictions if any on business the Company may carry on

The company shall not engage in any business other than international business as defined in the International Business Companies Act, 1991 – 24

6.	Other provisions if any

The annexed schedule is incorporated in this form

7. Incorporators	Date 14th June, 1995

Names	Address	Signature
Wade M George	“Paarl”
	Graeme Hall Terrace	/s/ Illegible
CHRIST CHURCH

THE COMPANIES ACT CAP. 308 OF BARBADOS

(Section 5)

SCHEDULE TO THE ARTICLES OF INCORPORATION

Name of Company	Company No.

CANADIAN HELICOPTERS (BARBADOS) LIMITED	10852

Item 6:	Other provisions if any

a)	An invitation to the public to subscribe for shares or security interest is prohibited.

b)	No more than one-tenth of the sums which, on a liquidation of the company would be recoverable by holders of its share or loan capital would be recoverable directly or indirectly by or for the benefit of persons resident in the Caricom region who are holders if its share capital and who do not carry on an international business.

c)	No more than one-tenth of the assets which on a liquidation thereof, would be available for distribution after the payment of its creditors would be available directly or indirectly for distribution to or for the benefit of individuals resident in the Caricom region.

d)	No more than one-tenth

i)	of the interest payable on its loan and loan capital, if any; and

ii)	of the dividends payable on its preference shares, if any; and

iii)	of the dividends payable on any ordinary shares of the company,

would be paid directly or indirectly to or for the benefit of individuals resident in the Caricom region.

7. Incorporators	Date: 14th June, 1995

Name		Address	Signature

Wade M George	/s/ Illegible	“Paarl” Graeme Hall Terrace CHRIST CHURCH	/s/ Illegible

FORM 6 COMPANY NO. 10852

COMPANIES ACT OF BARBADOS

CERTIFICATE OF AMENDMENT

CANADIAN HELICOPTERS (BARBADOS) LIMITED

Name of Company

I hereby certify that the Articles of the above-mentioned company were amended.

☐	Under Section 15 of the Companies Act in accordance with the attached notice;

☐	Under Section 33 of the Companies Act as set out in the attached Articles of Amendment designating a series of shares;

☐	Under Section 203 of the Companies Act as set out in the attached Articles of Amendment/.

/s/ Illegible
Registrar of Companies

March 6th, 1998
Date of Amendment

FORM 5

COMPANIES ACT OF BARBADOS

(Sections 33 and 203)

ARTICLES OF AMENDMENT

1. Name of Company	2. Company No.

Canadian Helicopters (Barbados) Limited	10852

3. The articles of the above named company are amended as follows:

The annexed schedules I and II are incorporated in this form.

Date	Signature	Title

/s/ Ena Evadne Thompson
6th March, 1998	Ena Evadne Thompson	Director

For Ministry use only
Company No. 10852	Filed 1998 - 03 - 06

THE COMPANIES ACT CHAPTER 308 OF BARBADOS

Sections 33 and 203

SCHEDULE I TO ARTICLES OF AMENDMENT

(Form 5)

(Page 1 of 10)

Name of Company:	Company No.:

Canadian Helicopters (Barbados) Limited	10852

Under Item 2:

In accordance with section 197 (1) (d) to create a class of 50,000 Class A Redeemable Preference shares without nominal or par value.

In accordance with section 197 (1) (e) to add rights, privileges, restrictions and conditions to the common shares.

The rights, privileges, restrictions and conditions attaching to the Class A Redeemable Preference shares (hereinafter referred to as “Class A Shares”) and the common shares are as follows:

A.	CLASS A SHARES

1.	Dividends

1.1

The holders of the Class A Shares, in priority to the Common Shares and any shares of any other class of the Company ranking junior to the Class A Shares, shall be entitled to receive and the Company shall pay thereon, as and when declared by the Board of Directors of the Company out of monies of the Company properly applicable to the payment of dividends, fixed preferential cumulative cash dividends at a rate per annum equivalent to the prime commercial lending rate of the Company’s banker (before premium or margin to the Company) as at the commencement of each fiscal quarter (May 1, August 1, November 1 and February 1 each year), as such rate is applied to the amounts outstanding and paid up on such Class A Shares from time to time for all or part of any such fiscal quarter; such dividends shall be declared and payable within 30 days following each fiscal quarter (subject only to the Company’s ability to do so under applicable law). Such dividends shall accrue from such date or dates not later than three (3) months after the respective dates of issue as may in the case of each issue of Class A Shares be determined

Date	Signature	Title

	/s/ Ena Evadne Thompson	Director
6th March, 1998	Ena Evadne Thompson

THE COMPANIES ACT CHAPTER 308 OF BARBADOS

Sections 33 and 203

SCHEDULE I TO ARTICLES OF AMENDMENT

(Form 5)

(Page 2 of 10)

Name of Company:	Company No.:

Canadian Helicopters (Barbados) Limited	10852

by resolution of the board of directors of the Company at the time of each issue or in case no date be so determined, then from the date of issue. The Board of Directors of the Company shall be entitled to declare part of such preferential cumulative cash dividend for any fiscal year notwithstanding that the dividend for such fiscal year may not be declared in full. If on any dividend payment date, the dividend payable on such date is not paid in full on all the Class A Shares then issued and outstanding, such dividend or the unpaid part thereof shall be paid on a subsequent date or dates determined by the Board of Directors of the Company on which the Company shall have sufficient monies properly applicable to the payment of same. The holders of the Class A Shares shall not be entitled to any dividends other than or in excess of the fixed preferential cumulative cash dividends hereinbefore provided for.

1.2	Except with the consent in writing of the holders of all the Class A Shares then issued and outstanding, no dividends shall at any time be declared or paid on or set apart for payment on the Common Shares or on any shares of any other class of the Company ranking junior to the Class A Shares nor shall the Company call for redemption and/or purchase any Class A Shares less than the total number then issued and outstanding and/or purchase any Common Shares or any shares of any other class ranking junior to the Class A Shares so long as any Class A Shares are issued and outstanding unless in each case all dividends, up to and including the dividend payable on the last preceding dividend payment date, on the Class A Shares then issued and outstanding shall have been declared and paid or set apart for payment at the date of such declarations or payment or setting apart for payment or call for redemption or purchase.

2.	Dissolution

2.1

In the event of the liquidation, dissolution or winding up of the Company or other distribution of assets of the Company among shareholders for the purpose of winding up its affairs, the holders of the Class A Shares shall be entitled to receive from the assets and property of the Company for each Class

Date	Signature	Title

/s/ Ena Evadne Thompson
6th March, 1998	Ena Evadne Thompson	Director

THE COMPANIES ACT CHAPTER 308 OF BARBADOS

Sections 33 and 203

SCHEDULE I TO ARTICLES OF AMENDMENT

(Form 5)

(Page 3 of 10)

Name of Company:	Company No.:

Canadian Helicopters (Barbados) Limited	10852

A Share held by them respectively the sum of Cdn. $1,000 together with all accrued and unpaid preferential cumulative cash dividends thereon (which for such purpose shall be calculated as if such cumulative dividends were accruing from day to day for the period from the expiration of the last period for which cumulative dividends have been paid up to but excluding the date of distribution) before any amount shall be paid or any assets or property of the Company distributed to the holders of any Common Shares or shares of any other class ranking junior to the Class A Shares. After payment to the holders of the Class A Shares of the amounts so payable to them as above provided, they shall not be entitled to share in any further distribution of the assets or property of the Company.

3.	Purchase by the Company

3.1	Subject to the articles of the Company and the provisions of the Companies Act Cap. 308 of the Laws of Barbados, as now enacted or as the same may from time to time be amended, re-enacted or replaced (and in the case of such amendment, re-enactment or replacement, any references herein shall be read as referring to such amended, re-enacted or replaced provisions), the Company may at any time or from time to time purchase (if obtainable) all or any part of the outstanding Class A Shares at the lowest price at which, in the opinion of the directors, such shares are obtainable, but not exceeding the Redemption Price calculated in the manner set out in Section 4.1 hereof.

4.	Redemption by the Company

4.1

Subject to the articles of the Company and the provision of the Companies Act Cap. 308 of the Laws of Barbados, as now enacted or as the same may from time to time be amended, re-enacted or replaced (and in the case of such amendment, re-enactment or replacement, any references herein shall be read as referring to such amended, re-enacted or replaced provisions), the Company may, upon giving notice as hereinafter provided, redeem at any time the whole

Date	Signature	Title

/s/ Ena Evadne Thompson
6th March, 1998	Ena Evadne Thompson	Director

THE COMPANIES ACT CHAPTER 308 OF BARBADOS

Sections 33 and 203

SCHEDULE I TO ARTICLES OF AMENDMENT

(Form 5)

(Page 4 of 10)

Name of Company:	Company No.:

Canadian Helicopters (Barbados) Limited	10852

or from time to time any part of the then outstanding Class A Shares on payment for each share to be redeemed of the sum of Cdn. $1,000 together with all accrued and unpaid preferential cumulative cash dividends thereon (which for such purpose shall be calculated as if such cumulative dividend were accruing from day to day for the period from the expiration of the last period for which cumulative dividends have been paid up to but excluding the date of redemption) (the “Redemption Price”).

4.2

In the case of redemption of the Class A Shares under the provisions of Section 4.1 hereof, the Company shall at least 30 days before the date specified for redemption mail to each person who at the date of mailing is a registered holder of Class A Shares to be redeemed a notice in writing of the intention of the Company to redeem such Class A Shares. Such notice shall be mailed by letter, postage prepaid, addressed to each such shareholder at his address as it appears on the records of the Company or in the event of the address of any such shareholder not so appearing then to the last known address of such shareholder; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of such redemption. Such notice shall set out the Redemption Price and the date on which redemption is to take place and, if only part of the shares held by the person to whom it is addressed is to be redeemed, the number thereof so to be redeemed. On or after the date so specified for redemption, the Company shall pay or cause to be paid to or to the order of the registered holders of the Class A Shares to be redeemed the Redemption Price thereof on presentation and surrender of the certificates representing the Class A Shares called for redemption at the registered office of the Company or any other place or places designated in the notice of redemption. If only a part of the shares represented by any certificate be redeemed, a new certificate for the balance shall be issued at the expense of the Company. Subject to the provisions of Section 4.3 below, on and after the date specified for redemption in any such notice, the Class A Shares called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the Redemption Price shall

Date	Signature	Title

/s/ Ena Evadne Thompson
6th March, 1998	Ena Evadne Thompson	Director

THE COMPANIES ACT CHAPTER 308 OF BARBADOS

Sections 33 and 203

SCHEDULE I TO ARTICLES OF AMENDMENT

(Form 5)

(Page 5 of 10)

Name of Company:	Company No.:

Canadian Helicopters (Barbados) Limited	10852

not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of such shareholders shall remain unaffected.

4.3	The Company shall have the right, at any time on or after the date of mailing of notice of its intention to redeem any Class A Shares as aforesaid, to deposit the Redemption Price of the shares so called for redemption or of such of the said shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in a specified chartered bank or a specified trust company in Barbados, named in such notice of redemption, to be paid without interest to or to the order of the respective holders of such Class A Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Class A Shares in respect whereof such deposit shall have been made shall be deemed to be redeemed and all rights of the holders thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving without interest their proportionate part of the total Redemption Price so deposited against presentation and surrender of the said certificates held by them respectively. Any interest allowed on any such deposit shall belong to the Company.

4.4	In the event that only part of the Class A Shares is at any time to be redeemed, the shares to be redeemed shall be selected pro rata (disregarding fractions) according to the number of Class A Shares held by each holder of record thereof as at the date of the notice of redemption or in such other manner as the Board of Directors of the Company in its sole discretion may deem equitable.

Date	Signature	Title

/s/ Ena Evadne Thompson
6th March, 1998	Ena Evadne Thompson	Director

THE COMPANIES ACT CHAPTER 308 OF BARBADOS

Sections 33 and 203

SCHEDULE I TO ARTICLES OF AMENDMENT

(Form 5)

(Page 6 of 10)

Name of Company:	Company No.:

Canadian Helicopters (Barbados) Limited	10852

5.	Mandatory Redemption by Shareholders

5.1	Subject to the Articles of the Company and the Companies Act Cap. 308 of the Laws of Barbados, as constituted from time to time, upon prior written notice to the Company, the holders of the Class A Shares shall be entitled to require the Company to redeem and the Company shall, subject as hereinafter set forth, redeem that number of Class A Shares specified by holders thereof in such notice or notices for the Redemption Price thereof at the time or times specified for redemption therein, respectively, which shall be not less than sixty (60) days after receipt of such notice by the Company and upon presentation by the holders thereof at the offices of the Company of the share certificates for the Class A Shares to be so redeemed. On the date so specified for such required redemption (the “Redemption Date”) of the Class A Shares so to be redeemed pursuant to such notice from the holder or holders thereof, the Company shall, subject as hereinafter set forth, deposit the Redemption Price of the said Class A Shares so to be redeemed pursuant to the notice aforesaid with any trust company or chartered bank in Barbados on the Redemption Date whereupon the holder of the said Class A Shares shall thereafter have no right against the Company in respect thereof except upon surrender of the certificate representing such shares to receive payment therefor out of the Redemption Price monies so deposited for the purpose.

PROVIDED that if, on any Redemption Date, the Company determines that it is not permitted by reason of insolvency or inability to fund such redemption or due to other provisions of applicable law, to redeem all or any portion thereof, the Company shall be obliged during such fiscal year only to redeem such Class A Shares as it is permitted by law to redeem. If the Company has reasonable grounds for and acts bona fide in making such determination, the Company shall have no liability in the event such determination should subsequently prove to have been inaccurate. Any Class A Shares that the Company is obligated to redeem pursuant hereto but is prohibited from doing

Date	Signature	Title

/s/ Ena Evadne Thompson
6th March, 1998	Ena Evadne Thompson	Director

THE COMPANIES ACT CHAPTER 308 OF BARBADOS

Sections 33 and 203

SCHEDULE I TO ARTICLES OF AMENDMENT

(Form 5)

(Page 7 of 10)

Name of Company:	Company No.:

Canadian Helicopters (Barbados) Limited	10852

so by reason of the restrictions contained herein, shall be redeemed as soon, as the amounts necessary for such redemption become available and/or such restrictions no longer continue to exist, and any such subsequent redemption shall be made, from time to time, in the same proportion as the number of Class A Shares then to be redeemed and held by each holder is of the total number of Class A Shares to be redeemed at any such time.

6.	Limited Voting Rights

6.1	Except as and to the extent specifically provided by the Companies Act Cap. 308 of the Laws of Barbados and as hereinafter provided, the holders of the Class A Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Company and shall not be entitled to vote at any such meeting unless and until the Company from time to time shall fail to pay, in the aggregate, three (3) quarterly preferential cumulative cash dividends on the Class A Shares on the dates on which the same should be paid, whether or not consecutive, and whether or not such dividends have been declared and whether or not there are any monies of the Company properly applicable to the payment of dividends. Thereafter, but only for so long as any dividends on the Class A Shares remain in arrears, the holders of the Class A shares shall be entitled to receive notice of, to attend and to vote at all meetings of the shareholders of the Company for the sole purpose of electing the directors of the Company, and shall have one (1) vote for each Class A Share held by them respectively and shall be entitled, voting exclusively and separately as a class, to elect 25% of the directors of the Company. Nothing herein contained shall be deemed to restrict the right from time to time to increase or decrease the number or minimum or maximum number of directors of the Company in accordance with applicable law and the articles of the Company.

6.2

Notwithstanding anything contained in the articles or by-laws of the Company, the term of office of all persons who are directors of the Company at any time when the right to elect directors shall accrue to the holders of the

Date	Signature	Title

/s/ Ena Evadne Thompson
6th March, 1998	Ena Evadne Thompson	Director

THE COMPANIES ACT CHAPTER 308 OF BARBADOS

Sections 33 and 203

SCHEDULE I TO ARTICLES OF AMENDMENT

(Form 5)

(Page 8 of 10)

Name of Company:	Company No.:

Canadian Helicopters (Barbados) Limited	10852

Class A Shares shall have been held for the purpose of electing its proportion of the directors, shall terminate upon the election of new directors at the next annual meeting of shareholders or at a special meeting of shareholders which may be held for the purpose of electing directors at any time after the accrual of such right to elect directors.

6.3	Any meeting of the holders of the Class A Shares for the purpose of electing directors may be held upon not less than 10 days written notice to the holders of the Class A Shares, and such meeting shall be called by the Secretary of the Company upon the written request of the registered holders of at least 10% of the then outstanding Class A Shares; in default of the calling of such meeting by the Secretary within 5 days after the making of such request, such meeting may be called by any registered holder of Class A Shares. Any vacancy occurring among the directors elected to represent the holders of Class A Shares in accordance with the foregoing provisions of this section may be filled by the Board of Directors of the Company with the consent and approval of a majority of the holders of Class A Shares then outstanding.

6.4	Notwithstanding anything contained in the articles or by-laws of the Company, upon any termination of the right of the holders of the Class A Shares to elect directors as provided in this Section 6, the term of office of the directors elected or appointed to represent the holders of the Class A Preference Shares exclusively shall terminate upon the election of new directors at the next annual meeting of shareholders or at a special meeting of shareholders which may be held for the purpose of electing directors after such termination.

6.5

The holders of the Class A Shares shall not be entitled as such (except as specifically provided in this Section 6) to receive notice of or to attend any meeting of the shareholders of the Company and shall not be entitled to vote at any such meeting; the holders of the Class A Shares shall, however, be entitled to notice of meetings of the shareholders called for the purpose of authorizing the dissolution of the Company or the sale of its undertaking or a

Date	Signature	Title

/s/ Ena Evadne Thompson
6th March, 1998	Ena Evadne Thompson	Director

THE COMPANIES ACT CHAPTER 308 OF BARBADOS

Sections 33 and 203

SCHEDULE I TO ARTICLES OF AMENDMENT

(Form 5)

(Page 9 of 10)

Name of Company:	Company No.:

Canadian Helicopters (Barbados) Limited	10852

substantial part thereof or in respect of any special resolution authorizing an amendment to its constating instruments whereby all or any of the rights, privileges, restrictions and conditions attaching to or affecting the Class A Shares may be amended, modified, suspended, altered and/or repealed but no such action as aforesaid or such special resolution shall be effective or acted upon unless and until confirmed by a resolution passed at a meeting of the holders of the Class A Shares duly called for considering the same at which the holders of at least a majority of the outstanding Class A Shares are present or represented by proxy and carried by the affirmative vote of the holders of not: less than 66 2/3% of the Class A Shares represented and voting at such meeting (on the basis of one vote per Class A Share).

7.	Ranking of Common Shares

7.1	The Common Shares shall rank junior to the Class A Shares and shall be subject in all respects to the rights, privileges, restrictions and conditions attaching to the Class A Shares.

B.	COMMON SHARES

The Common Shares of the Company shall have attached thereto the following rights, privileges, restrictions and conditions:

1.	Dividends

1.1

Subject to any preference as to dividends provided to the holders of the Class A Shares and to any other shares ranking senior to the Common Shares with respect to priority in the payment of dividends, the holders of Common Shares shall be entitled to receive dividends and the Company shall pay dividends thereon, as and when declared by the Board of Directors of the Company out of monies properly applicable to the payment of dividends, in such amount and in such form as the

Date	Signature	Title

/s/ Ena Evadne Thompson
6th March, 1998	Ena Evadne Thompson	Director

THE COMPANIES ACT CHAPTER 308 OF BARBADOS

Sections 33 and 203

SCHEDULE I TO ARTICLES OF AMENDMENT

(Form 5)

(Page 10 of 10)

Name of Company:	Company No.:

Canadian Helicopters (Barbados) Limited	10852

Board of Directors may from time to time determine and all dividends which the directors may declare on the Common Shares shall be declared and paid in equal amounts per share on all Common Shares at the time outstanding.

2.	Dissolution

2.1	In the event of the dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, or any other distribution of assets of the Company among its shareholders for the purpose of winding up its affairs, subject to the prior rights of the holders of the Class A Shares and to any other shares ranking senior to the Common Shares with respect to priority in the distribution of assets upon dissolution, liquidation or winding up, the holders of the Common Shares shall be entitled to receive the remaining property and assets of the Company.

3.	Voting Rights

3.1	The holders of the Common Shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Company and shall have one vote for each Common Share held at all meetings of the shareholders of the Company, except for meetings at which only holders of another specified class or series of shares of the Company are entitled to vote separately as a class or series.

Date	Signature	Title

/s/ Ena Evadne Thompson
6th March, 1998	Ena Evadne Thompson	Director

THE COMPANIES ACT CHAPTER 308 OF BARBADOS

Sections 33 and 203

SCHEDULE II TO ARTICLES OF AMENDMENT

(Form 5)

(Page 1 of 9)

Name of Company:	Company No.:

Canadian Helicopters (Barbados) Limited	10852

NOTICE IS HEREBY GIVEN that on the 6th day of March, 1998, the following resolution of the sole shareholder of Canadian Helicopter (Barbados) Limited was passed as a special resolution.

Resolved that:-

1.	The Articles of the Company be and the same are hereby amended as follows:

a)	Create a new class of 50,000 Class A Redeemable Preference Shares without nominal or par value.

b)	To add rights, privileges, restrictions and conditions to the common shares.

c)	The rights, privileges, restrictions and conditions attaching to the Class A Redeemable Preference shares hereinafter referred to as Class A Shares and the common shares are as follows:

A.	CLASS A REDEEMABLE PREFERENCE SHARES

1.	Dividends

1.1

The holders of the Class A Shares, in priority to the Common Shares and any shares of any other class of the Company ranking junior to the Class A Shares, shall be entitled to receive and the Company shall pay thereon, as and when declared by the Board of Directors of the Company out of monies of the Company properly applicable to the payment of dividends, fixed preferential cumulative cash dividends at a rate per annum equivalent to the prime commercial lending rate of the Company’s banker (before premium or margin to the Company) as at the commencement of each fiscal quarter (May 1, August 1, November 1 and February 1 each year), as such rate is applied to the amounts outstanding and paid up on such Class A Shares from time to time for all or part of any such fiscal quarter; such dividends shall be declared and payable within 30 days following each fiscal quarter (subject only to the Company’s ability to do so under applicable law). Such dividends shall accrue from such date or dates not later than three (3) months after the respective dates of issue as may in the case of each issue of Class A Shares be determined

THE COMPANIES ACT CHAPTER 308 OF BARBADOS

Sections 33 and 203

SCHEDULE II TO ARTICLES OF AMENDMENT

(Form 5)

(Page 2 of 9)

Name of Company:	Company No.:

Canadian Helicopters (Barbados) Limited	10852

by resolution of the board of directors of the Company at the time of each issue or in case no date be so determined, then from the date of issue. The Board of Directors of the Company shall be entitled to declare part of such preferential cumulative cash dividend for any fiscal year notwithstanding that the dividend for such fiscal year may not be declared in full. If on any dividend payment date, the dividend payable on such date is not paid in full on all the Class A Shares then issued and outstanding, such dividend or the unpaid part thereof shall be paid on a subsequent date or dates determined by the Board of Directors of the Company on which the Company shall have sufficient monies properly applicable to the payment of same. The holders of the Class A Shares shall not be entitled to any dividends other than or in excess of the fixed preferential cumulative cash dividends hereinbefore provided for.

1.2	Except with the consent in writing of the holders of all the Class A Shares then issued and outstanding, no dividends shall at any time be declared or paid on or set apart for payment on the Common Shares or on any shares of any other class of the Company ranking junior to the Class A Shares nor shall the Company call for redemption and/or purchase any Class A Shares less than the total number then issued and outstanding and/or purchase any Common Shares or any shares of any other class ranking junior to the Class A Shares so long as any Class A Shares are issued and outstanding unless in each case all dividends, up to and including the dividend payable on the last preceding dividend payment date, on the Class A Shares then issued and outstanding shall have been declared and paid or set apart for payment at the date of such declarations or payment or setting apart for payment or call for redemption or purchase.

2.	Dissolution

2.1

In the event of the liquidation, dissolution or winding up of the Company or other distribution of assets of the Company among shareholders for the purpose of winding up its affairs, the holders of the Class A Shares shall be entitled to receive from the assets and property of the Company for each Class A Share held by them respectively the sum of Cdn. $1,000 together with all accrued and unpaid preferential cumulative cash dividends thereon (which for such purpose shall be calculated as if such cumulative dividends were accruing from day to day for the period from the expiration of the last period for which cumulative dividends have been paid up to but excluding the date of distribution) before any amount shall be paid or any assets or property of the

THE COMPANIES ACT CHAPTER 308 OF BARBADOS

Sections 33 and 203

SCHEDULE II TO ARTICLES OF AMENDMENT

(Form 5)

(Page 3 of 9)

Name of Company:	Company No.:

Canadian Helicopters (Barbados) Limited	10852

Company distributed to the holders of any Common Shares or shares of any other class ranking junior to the Class A Shares. After payment to the holders of the Class A Shares of the amounts so payable to them as above provided, they shall not be entitled to share in any further distribution of the assets or property of the Company.

3.	Purchase by the Company

3.1	Subject to the articles of the Company and the provisions of the Companies Act Cap. 308 of the Laws of Barbados, as now enacted or as the same may from time to time be amended, re-enacted or replaced (and in the case of such amendment, re-enactment or replacement, any references herein shall be read as referring to such amended, re-enacted or replaced provisions), the Company may at any time or from time to time purchase (if obtainable) all or any part of the outstanding Class A Shares at the lowest price at which, in the opinion of the directors, such shares are obtainable, but not exceeding the Redemption Price calculated in the manner set out in Section 4.1 hereof.

4.	Redemption by the Company

4.1	Subject to the articles of the Company and the provision of the Companies Act Cap. 308 of the Laws of Barbados, as now enacted or as the same may from time to time be amended, re-enacted or replaced (and in the case of such amendment, re-enactment or replacement, any references herein shall be read as referring to such amended, re-enacted or replaced provisions), the Company may, upon giving notice as hereinafter provided, redeem at any time the whole or from time to time any part of the then outstanding Class A Shares on payment for each share to be redeemed of the sum of Cdn. $1,000 together with all accrued and unpaid preferential cumulative cash dividends thereon (which for such purpose shall be calculated as if such cumulative dividend were accruing from day to day for the period from the expiration of the last period for which cumulative dividends have been paid up to but excluding the date of redemption) (the “Redemption Price”).

4.2

In the case of redemption of the Class A Shares under the provisions of Section 4.1 hereof, the Company shall at least 30 days before the date specified for redemption mail to each person who at the date of mailing is a registered

THE COMPANIES ACT CHAPTER 308 OF BARBADOS

Sections 33 and 203

SCHEDULE II TO ARTICLES OF AMENDMENT

(Form 5)

(Page 4 of 9)

Name of Company:	Company No.:

Canadian Helicopters (Barbados) Limited	10852

holder of Class A Shares to be redeemed a notice in writing of the intention of the Company to redeem such Class A Shares. Such notice shall be mailed by letter, postage prepaid, addressed to each such shareholder at his address as it appears on the records of the Company or in the event of the address of any such shareholder not so appearing then to the last known address of such shareholder; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of such redemption. Such notice shall set out the Redemption Price and the date on which redemption is to take place and, if only part of the shares held by the person to whom it is addressed is to be redeemed, the number thereof so to be redeemed. On or after the date so specified for redemption, the Company shall pay or cause to be paid to or to the order of the registered holders of the Class A Shares to be redeemed the Redemption Price thereof on presentation and surrender of the certificates representing the Class A Shares called for redemption at the registered office of the Company or any other place or places designated in the notice of redemption. If only a part of the shares represented by any certificate be redeemed, a new certificate for the balance shall be issued at the expense of the Company. Subject to the provisions of Section 4.3 below, on and after the date specified for redemption in any such notice, the Class A Shares called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the Redemption Price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of such shareholders shall remain unaffected.

4.3

The Company shall have the right, at any time on or after the date of mailing of notice of its intention to redeem any Class A Shares as aforesaid, to deposit the Redemption Price of the shares so called for redemption or of such of the said shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in a specified chartered bank or a specified trust company in Barbados, named in such notice of redemption, to be paid without interest to or to the order of the respective holders of such Class A Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Class A Shares in respect whereof such deposit shall have been made shall be deemed to be redeemed and all rights of the holders thereof after such deposit

THE COMPANIES ACT CHAPTER 308 OF BARBADOS

Sections 33 and 203

SCHEDULE II TO ARTICLES OF AMENDMENT

(Form 5)

(Page 5 of 9)

Name of Company:	Company No.:

Canadian Helicopters (Barbados) Limited	10852

or such redemption date, as the case may be, shall be limited to receiving without interest their proportionate part of the total Redemption Price so deposited against presentation and surrender of the said certificates held by them respectively. Any interest allowed on any such deposit shall belong to the Company.

4.4	In the event that only part of the Class A Shares is at any time to be redeemed, the shares to be redeemed shall be selected pro rata (disregarding fractions) according to the number of Class A Shares held by each holder of record thereof as at the date of the notice of redemption or in such other manner as the Board of Directors of the Company in its sole discretion may deem equitable.

5.	Mandatory Redemption by Shareholders

5.1	Subject to the Articles of the Company and the Companies Act Cap. 308 of the Laws of Barbados, as constituted from time to time, upon prior written notice to the Company, the holders of the Class A Shares shall be entitled to require the Company to redeem and the Company shall, subject as hereinafter set forth, redeem that number of Class A Shares specified by holders thereof in such notice or notices for the Redemption Price thereof at the time or times specified for redemption therein, respectively, which shall be not less than sixty (60) days after receipt of such notice by the Company and upon presentation by the holders thereof at the offices of the Company of the share certificates for the Class A Shares to be so redeemed. On the date so specified for such required redemption (the “Redemption Date”) of the Class A Shares so to be redeemed pursuant to such notice from the holder or holders thereof, the Company shall, subject as hereinafter set forth, deposit the Redemption Price of the said Class A Shares so to be redeemed pursuant to the notice aforesaid with any trust company or chartered bank in Barbados on the Redemption Date whereupon the holder of the said Class A Shares shall thereafter have no right against the Company in respect thereof except upon surrender of the certificate representing such shares to receive payment therefor out of the Redemption Price monies so deposited for the purpose.

THE COMPANIES ACT CHAPTER 308 OF BARBADOS

Sections 33 and 203

SCHEDULE II TO ARTICLES OF AMENDMENT

(Form 5)

(Page 6 of 9)

Name of Company:	Company No.:

Canadian Helicopters (Barbados) Limited	10852

PROVIDED that if, on any Redemption Date, the Company determines that it is not permitted by reason of insolvency or inability to fund such redemption or due to other provisions of applicable law, to redeem all or any portion thereof, the Company shall be obliged during such fiscal year only to redeem such Class A Shares as it is permitted by law to redeem. If the Company has reasonable grounds for and acts bona fide in making such determination, the Company shall have no liability in the event such determination should subsequently prove to have been inaccurate. Any Class A Shares that the Company is obligated to redeem pursuant hereto but is prohibited from doing so by reason of the restrictions contained herein, shall be redeemed as soon as the amounts necessary for such redemption become available and/or such restrictions no longer continue to exist, and any such subsequent redemption shall be made, from time to time, in the same proportion as the number of Class A Shares then to be redeemed and held by each holder is of the total number of Class A Shares to be redeemed at any such time.

6.	Limited Voting Rights

6.1	Except as and to the extent specifically provided by the Companies Act Cap. 308 of the Laws of Barbados and as hereinafter provided, the holders of the Class A Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Company and shall not be entitled to vote at any such meeting unless and until the Company from time to time shall fail to pay, in the aggregate, three (3) quarterly preferential cumulative cash dividends on the Class A Shares on the dates on which the same should be paid, whether or not consecutive, and whether or not such dividends have been declared and whether or not there are any monies of the Company properly applicable to the payment of dividends. Thereafter, but only for so long as any dividends on the Class A Shares remain in arrears, the holders of the Class A shares shall be entitled to receive notice of, to attend and to vote at all meetings of the shareholders of the Company for the sole purpose of electing the directors of the Company, and shall have one (1) vote for each Class A Share held by them respectively and shall be entitled, voting exclusively and separately as a class, to elect 25% of the directors of the Company. Nothing herein contained shall be deemed to restrict the right from time to time to increase or decrease the number or minimum or maximum number of directors of the Company in accordance with applicable law and the articles of the Company.

THE COMPANIES ACT CHAPTER 308 OF BARBADOS

Sections 33 and 203

SCHEDULE II TO ARTICLES OF AMENDMENT

(Form 5)

(Page 7 of 9)

Name of Company:	Company No.:

Canadian Helicopters (Barbados) Limited	10852

6.2	Notwithstanding anything contained in the articles or by-laws of the Company, the term of office of all persons who are directors of the Company at any time when the right to elect directors shall accrue to the holders of the Class A Shares shall have been held for the purpose of electing its proportion of the directors, shall terminate upon the election of new directors at the next annual meeting of shareholders or at a special meeting of shareholders which may be held for the purpose of electing directors at any time after the accrual of such right to elect directors.

6.3	Any meeting of the holders of the Class A Shares for the purpose of electing directors may be held upon not less than 10 days written notice to the holders of the Class A Shares, and such meeting shall be called by the Secretary of the Company upon the written request of the registered holders of at least 10% of the then outstanding Class A Shares; in default of the calling of such meeting by the Secretary within 5 days after the making of such request, such meeting may be called by any registered holder of Class A Shares. Any vacancy occurring among the directors elected to represent the holders of Class A Shares in accordance with the foregoing provisions of this section may be filled by the Board of Directors of the Company with the consent and approval of a majority of the holders of Class A Shares then outstanding.

6.4	Notwithstanding anything contained in the articles or by-laws of the Company, upon any termination of the right of the holders of the Class A Shares to elect directors as provided in this Section 6, the term of office of the directors elected or appointed to represent the holders of the Class A Preference Shares exclusively shall terminate upon the election of new directors at the next annual meeting of shareholders or at a special meeting of shareholders which may be held for the purpose of electing directors after such termination.

6.5

The holders of the Class A Shares shall not be entitled as such (except as specifically provided in this Section 6) to receive notice of or to attend any meeting of the shareholders of the Company and shall not be entitled to vote at any such meeting; the holders of the Class A Shares shall, however, be entitled to notice of meetings of the shareholders called for the purpose of authorizing the dissolution of the Company or the sale of its undertaking or a substantial part thereof or in respect of any special resolution authorizing an amendment to its constating instruments whereby all or any of the rights,

THE COMPANIES ACT CHAPTER 308 OF BARBADOS

Sections 33 and 203

SCHEDULE II TO ARTICLES OF AMENDMENT

(Form 5)

(Page 8 of 9)

Name of Company:	Company No.:

Canadian Helicopters (Barbados) Limited	10852

privileges, restrictions and conditions attaching to or affecting the Class A Shares may be amended, modified, suspended, altered and/or repealed but no such action as aforesaid or such special resolution shall be effective or acted upon unless and until confirmed by a resolution passed at a meeting of the holders of the Class A Shares duly called for considering the same at which the holders of at least a majority of the outstanding Class A Shares are present or represented by proxy and carried by the affirmative vote of the holders of not less than 66 2/3% of the Class A Shares represented and voting at such meeting (on the basis of one vote per Class A Share).

7.	Ranking of Common Shares

7.1	The Common Shares shall rank junior to the Class A Shares and shall be subject in all respects to the rights, privileges, restrictions and conditions attaching to the Class A Shares.

B.	COMMON SHARES

The Common Shares of the Company shall have attached thereto the following rights, privileges, restrictions and conditions:

1.	Dividends

1.1	Subject to any preference as to dividends provided to the holders of the Class A Shares and to any other shares ranking senior to the Common Shares with respect to priority in the payment of dividends, the holders of Common Shares shall be entitled to receive dividends and the Company shall pay dividends thereon, as and when declared by the Board of Directors of the Company out of monies properly applicable to the payment of dividends, in such amount and in such form as the Board of Directors may from time to time determine and all dividends which the directors may declare on the Common Shares shall be declared and paid in equal amounts per share on all Common Shares at the time outstanding.

THE COMPANIES ACT CHAPTER 308 OF BARBADOS

Sections 33 and 203

SCHEDULE II TO ARTICLES OF AMENDMENT

(Form 5)

(Page 9 of 9)

Name of Company:	Company No.:

Canadian Helicopters (Barbados) Limited	10852

2.	Dissolution

2.1	In the event of the dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, or any other distribution of assets of the Company among its shareholders for the purpose of winding up its affairs, subject to the prior rights of the holders of the Class A Shares and to any other shares ranking senior to the Common Shares with respect to priority in the distribution of assets upon dissolution, liquidation or winding up, the holders of the Common Shares shall be entitled to receive the remaining property and assets of the Company.

3.	Voting Rights

3.1	The holders of the Common Shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Company and shall have one vote for each Common Share held at all meetings of the shareholders of the Company, except for meetings at which only holders of another specified class or series of shares of the Company are entitled to vote separately as a class or series.

2.	the Secretary or any director or other officer of the Company be and he or she is hereby authorized and directed, for and on behalf of the Company, to execute and deliver all such documents and to do all such other acts and things as he or she may determine to be necessary or advisable to give effect to this resolution (including, without limitation, the delivery of Articles of Amendment in the prescribed form for filing pursuant to the Companies Act of Barbados), the execution of any such document or the doing of any such other act or thing being conclusive evidence of such determination.

Certified a true copy this 6th day of March, 1998.

Ena Evadne Thompson Director

FORM 6 COMPANY NO. 10852

COMPANIES ACT OF BARBADOS

CERTIFICATE OF AMENDMENT

CANADIAN HELICOPTERS (BARBADOS) LIMITED

Name of Company

I hereby certify that the Articles of the above mentioned company were amended.

☐	Under Section 15 of the Companies Act in accordance with the attached notice;

☐	Under Section 33 of the Companies Act as set out in the attached Articles of Amendment designating a series of shares;

☐	Under Section 203 of the Companies Act as set out in the attached Articles of Amendment/Re-organisation/Arrangement/order.

/s/ Illegible
Dep Registrar of Companies [Illegible]

July 30th, 1999
Date of Amendment

FORM 5
COMPANIES ACT OF BARBADOS (Sections 33 and 203)
ARTICLES OF AMENDMENT

1.	Name of Company	2.	Company No.

	Canadian Helicopters (Barbados) Limited		10852

3,	The articles of the above named company are amended as follows:

The annexed schedules I and II are incorporated in this form.

Date	Signature	Title

/s/ Ena Evadne Thompson
31st May, 1999	Ena Evadne Thompson	Director

For Ministry use only
Company No. 10852	Filed 99 – 01 – 30

SCHEDULE I TO ARTICLES OF AMENDMENT

(Form 17)

1.	Name of Company	2.	Company No:

	Canadian Helicopters (Barbados) Limited		10852

Under Item 2:

In accordance with Section 197(l)(d) to create a class of 30,000 Class B Redeemable Preference Shares without nominal or par value

The rights, privileges, restrictions and conditions attaching to the Class B Redeemable Preference Shares (hereinafter referred to as “Class B Shares”) are as follows:

CLASS B SHARES

1,	Dividends

1.1	The holders of the Class B Shares, in priority to the Common Shares and any shares of any other class of the Company ranking junior to the Class B Shares but ranking behind the existing Class A Redeemable Preference Shares of the Company, shall be entitled to receive and the Company shall pay thereon, as and when declared by the Board of Directors of the Company out of monies of the Company properly applicable to the payment of dividends, fixed preferential cumulative cash dividends at a rate per annum equivalent to the UK British pounds sterling 30 day LIBOR rate as at the commencement of each fiscal quarter (May 1, August 1, November 1 and February 1 each year) plus 1,75% per annum, as such rate is applied to the amounts outstanding and paid up on such Class B Shares from time to time for all or part of any such fiscal quarter; such dividends shall be declared and payable within 30 days following each fiscal quarter (subject only to the Company’s ability to do so under applicable law).

Date	Signature	Title

/s/ Ena Evadne Thompson
31st May, 1999	Ena Evadne Thompson	Director

SCHEDULE I TO ARTICLES OF AMENDMENT

(Form 17)

1.	Name of Company	2.	Company No:

	Canadian Helicopters (Barbados) Limited		10852

Such dividends shall accrue from such date or dates not later than three (3) months after the respective dates of issue as may in the case of each issue of Class B Shares be determined by resolution of the board of directors of the Company at the time of each issue or in case no date be so determined, then from the date of issue. The Board of Directors of the Company shall be entitled to declare part of such preferential cumulative cash dividend for any fiscal year notwithstanding that the dividend for such fiscal year may not be declared in full. If on any dividend payment date, the dividend payable on such date is not paid in full on all the Class B Shares then issued and outstanding, such dividend or the unpaid part thereof shall be paid on a subsequent date or dates determined by the Board of Directors of the Company on which the Company shall have sufficient monies properly applicable to the payment of same. The holders of the Class B Shares shall not be entitled to any dividends other than or in excess of the fixed preferential cumulative cash dividends hereinbefore provided for.

1.2	Except with the consent in writing of the holders of all the Class B Shares then issued and outstanding, no dividends shall at any time be declared or paid on or set apart for payment on the Common Shares or on any shares of any other class of the Company ranking junior to the Class B Shares nor shall the Company call for redemption and/or purchase any Class B Shares less than the total number then issued and outstanding and/or purchase any Common Shares or any shares of any other class ranking junior to the Class B Shares so long as any Class A Shares are issued and outstanding unless in each case all dividends, up to and including the dividend payable on the last preceding dividend payment date, on the Class B Shares then issued and outstanding shall have been declared and paid or set apart for payment at the date of such declarations or payment or setting apart for payment or call for redemption or purchase.

Date	Signature	Title

/s/ Ena Evadne Thompson
31st May, 1999	Ena Evadne Thompson	Director

SCHEDULE I TO ARTICLES OF AMENDMENT

(Form 17)

1.	Name of Company	2.	Company No:

	Canadian Helicopters (Barbados) Limited		10852

2.	Dissolution

2.1	In the event of the liquidation, dissolution or winding up of the Company or other distribution of assets of the Company among shareholders for the purpose of winding up its affairs, the holders of the Class B Shares shall be entitled to receive from the assets and property of the Company for each Class A Share held by them respectively the sum of one thousand British pounds sterling (£1,000) together with all accrued and unpaid preferential cumulative cash dividends thereon (which for such purpose shall be calculated as if such cumulative dividends were accruing from day to day for the period from the expiration of the last period for which cumulative dividends have been paid up to but excluding the date of distribution) before any amount shall be paid or any assets or property of the Company distributed to the holders of any Common Shares or shares of any other class ranking junior to the Class B Shares. After payment to the holders of the Class B Shares of the amounts so payable to them as above provided, they shall not be entitled to share in any further distribution of the assets or property of the Company.

3.	Purchase by the Company

3.1	Subject to the articles of the Company and the provisions of the Companies Act of Barbados, Cap. 308 of the Laws of Barbados, as now enacted or as the same may from time to time be amended, re-enacted or replaced (and in the case of such amendment, re-enactment or replacement, any references herein shall be read as referring to such amended, re-enacted or replaced provisions), the Company may at any time or from time to time purchase (if obtainable) all or any part of the outstanding Class B Shares at the lowest price at which, in the opinion of the directors, such shares are obtainable, but not exceeding the Redemption Price calculated in the manner set out in Section 4.1 hereof.

Date	Signature	Title

/s/ Ena Evadne Thompson
31st May, 1999	Ena Evadne Thompson	Director

SCHEDULE I TO ARTICLES OF AMENDMENT

(Form 17)

1.	Name of Company	2.	Company No:

	Canadian Helicopters (Barbados) Limited		10852

4.	Redemption by the Company

4.1	Subject to the articles of the Company and the provision of the Companies Act of Barbados, Cap. 308 of the Laws of Barbados, as now enacted or as the same may from time to time be amended, re-enacted or replaced (and in the case of such amendment, re-enactment or replacement, any references herein shall be read as referring to such amended, re-enacted or replaced provisions), the Company may, upon giving notice as hereinafter provided, redeem at any time the whole or from time to time any part of the then outstanding Class B Shares on payment for each share to be redeemed of the sum of one thousand British pounds sterling (£1,000) together with all accrued and unpaid preferential cumulative cash dividends thereon (which for such purpose shall be calculated as if such cumulative dividend were accruing from day to day for the period from the expiration of the last period for which cumulative dividends have been paid up to but excluding the date of redemption) (the “Redemption Price”).

4.2

In the case of redemption of the Class B Shares under the provisions of Section 4.1 hereof, the Company shall at least 30 days before the date specified for redemption mail to each person who at the date of mailing is a registered holder of Class B Shares to be redeemed a notice in writing of the intention of the Company to redeem such Class B Shares. Such notice shall be mailed by letter, postage prepaid, addressed to each such shareholder at his address as it appears on the records of the Company or in the event of the address of any such shareholder not so appearing then to the last known address of such shareholder; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of such redemption. Such notice shall set out the Redemption. Price and the date on

Date	Signature	Title

/s/ Ena Evadne Thompson
31st May, 1999	Ena Evadne Thompson	Director

SCHEDULE I TO ARTICLES OF AMENDMENT

(Form 17)

1.	Name of Company	2.	Company No:

	Canadian Helicopters (Barbados) Limited		10852

which redemption is to take place and, if only part of the shares held by the person to whom it is addressed is to be redeemed, the number thereof so to be redeemed. On or after the date so specified for redemption, the Company shall pay or cause to be paid to or to the order of the registered holders of the Class B Shares to be redeemed the Redemption Price thereof on presentation and surrender of the certificates representing the Class B Shares called for redemption at the registered office of the Company or any other place or places designated in the notice of redemption. If only a part of the shares represented by any certificate be redeemed, a new certificate for the balance shall be issued at the expense of the Company. Subject to the provisions of Section 4.3 below, on and after the date specified for redemption in any such notice, the Class B Shares called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the Redemption Price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of such shareholders shall remain unaffected.

4.3

The Company shall have the right, at any time on or after the date of mailing of notice of its intention to redeem any Class B Shares as aforesaid, to deposit the Redemption Price of the shares so called for redemption or of such of the said shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in a specified chartered bank or a specified trust company in Barbados, named in such notice of redemption, to be paid without interest to or to the order of the respective holders of such Class B Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the

Date	Signature	Title

/s/ Ena Evadne Thompson
31st May, 1999	Ena Evadne Thompson	Director

SCHEDULE I TO ARTICLES OF AMENDMENT

(Form 17)

1.	Name of Company	2.	Company No:

	Canadian Helicopters (Barbados) Limited		10852

Class B Shares in respect whereof such deposit shall have been made shall be deemed to be redeemed and all rights of the holders thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving without interest their proportionate part of the total Redemption Price so deposited against presentation and surrender of the said certificates held by them respectively. Any interest allowed on any such deposit shall belong to the Company.

4.4	In the event that only part of the Class B Shares is at any time to be redeemed, the shares to be redeemed shall be selected pro rata (disregarding fractions) according to the number of Class B Shares held by each holder of record thereof as at the date of the notice of redemption or in such other manner as the Board of Directors of the Company in its sole discretion may deem equitable.

5.	Mandatory Redemption by Shareholders

5.1	Subject to the Articles of the Company and the Companies Act, Cap. 308 of the laws of Barbados, as constituted from time to time, upon prior written notice to the Company, the holders of the Class B Shares shall be entitled to require the Company to redeem and the Company shall, subject as hereinafter set forth, redeem that number of Class B Shares specified by holders thereof in such notice or notices for the Redemption Price thereof at the time or times specified for redemption therein, respectively, which shall be not less than sixty (60) days after receipt of such notice by the Company and upon presentation by the holders thereof at the offices of the Company of the share certificates for the Class B Shares to be so redeemed.

Date	Signature	Title

/s/ Ena Evadne Thompson
31st May, 1999	Ena Evadne Thompson	Director

SCHEDULE I TO ARTICLES OF AMENDMENT

(Form 17)

1.	Name of Company	2.	Company No:

	Canadian Helicopters (Barbados) Limited		10852

On the date so specified for such required redemption (the “Redemption Date”) of the Class B Shares so to be redeemed pursuant to such notice from the holder or holders thereof, the Company shall, subject as hereinafter set forth, deposit the Redemption Price of the said Class B Shares so to be redeemed pursuant to the notice aforesaid with any trust company or chartered bank in Barbados on the Redemption Date whereupon the holder of the said Class B Shares shall thereafter have no right against the Company in respect thereof except upon surrender of the certificate representing such shares to receive payment therefor out of the Redemption Price monies so deposited for the purpose.

PROVIDED that if, on any Redemption Date, the Company determines that it is not permitted by reason of insolvency or inability to fund such redemption or due to other provisions of applicable law, to redeem all or any portion thereof, the Company shall be obliged during such fiscal year only to redeem such Class B Shares as it is permitted by law to redeem. If the Company has reasonable grounds for and acts bona fide in making such determination, the Company shall have no liability in the event such determination should subsequently prove to have been inaccurate. Any Class B Shares that the Company is obligated to redeem pursuant hereto but is prohibited from doing so by reason of the restrictions contained herein, shall be redeemed as soon as the amounts necessary for such redemption become available and/or such restrictions no longer continue to exist, and any such subsequent redemption shall be made, from time to time, in the same proportion as the number of Class B Shares then to be redeemed and held by each holder is of the total number of Glass B Shares to be redeemed at any such time.

Date	Signature	Title

/s/ Ena Evadne Thompson
31st May, 1999	Ena Evadne Thompson	Director

SCHEDULE I TO ARTICLES OF AMENDMENT

(Form 17)

1.	Name of Company	2.	Company No:

	Canadian Helicopters (Barbados) Limited		10852

6.	Limited Voting Rights

6.1	Except as and to the extent specifically provided by the Companies Act,. Cap. 308 of the laws of Barbados, and as hereinafter provided, the holders of the Class B Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Company and shall not be entitled to vote at any such meeting unless and until the Company from time to time shall fail to pay, in the aggregate, three (3) quarterly preferential cumulative cash dividends on the Class B Shares on the dates on which the same should be paid, whether or not consecutive, and whether or not such dividends have been declared and whether or not there are any monies of the Company properly applicable to the payment of dividends. Thereafter, but only for so long as any dividends on the Class B Shares remain in arrears, the holders of the Class B shares shall be entitled to receive notice of, to attend and to vote at all meetings of the shareholders of the Company for the sole purpose of electing the directors of the Company, and shall have one (1) vote for each Class B Share held by them respectively and shall be entitled, voting exclusively and separately as a class, to elect 25% of the directors of the Company. Nothing herein contained shall be deemed to restrict the right from time to time to increase or decrease the number or minimum or maximum number of directors of the Company in accordance with applicable law and the articles of the Company.

6.2

Notwithstanding anything contained in the articles or by-laws of the Company, the term of office of all persons who are directors of the Company at any time when the right to elect directors shall accrue to the holders of the Class B Shares as provided in section 6.1, or who may be appointed as directors after such right shall have accrued and before a meeting of holders of the Class B Shares shall have been held for the purpose of electing its

Date	Signature	Title

/s/ Ena Evadne Thompson
31st May, 1999	Ena Evadne Thompson	Director

SCHEDULE I TO ARTICLES OF AMENDMENT

(Form 17)

1.	Name of Company	2.	Company No:

	Canadian Helicopters (Barbados) Limited		10852

proportion of the directors, shall terminate upon the election of new directors at the next annual meeting of shareholders or at a special meeting of shareholders which may be held for the purpose of electing directors at any time after the accrual of such right to elect directors.

6.3	Any meeting of the holders of the Class B Shares for the purpose of electing directors may be held upon not less than 10 days written notice to the holders of the Class B Shares, and such meeting shall be called by the Secretary of the Company upon the written request of the registered holders of at least 10% of the then outstanding Class B Shares; in default of the calling of such meeting by the Secretary within 5 days after the making of such request, such meeting may be called by any registered holder of Class B Shares. Any vacancy occurring among the directors elected to represent the holders of Class B Shares in accordance with the foregoing provisions of this section may be filled by the Board of Directors of the Company with the consent and approval of a majority of the holders of Class B Shares then outstanding.

6.4	Notwithstanding anything contained in the articles or by-laws of the Company, upon any termination of the right of the holders of the Class B Shares to elect directors as provided in this Section 6, the term of office of the directors elected or appointed to represent the holders of the Class B Preference Shares exclusively shall terminate upon the election of new directors at the next annual meeting of shareholders or at a special meeting of shareholders which may be held for the purpose of electing directors after such termination.

Date	Signature	Title

/s/ Ena Evadne Thompson
31st May, 1999	Ena Evadne Thompson	Director

SCHEDULE I TO ARTICLES OF AMENDMENT

(Form 17)

1.	Name of Company	2.	Company No:

	Canadian Helicopters (Barbados) Limited		10852

6.5	The holders of the Class B Shares shall not be entitled as such (except as specifically provided in this Section 6) to receive notice of or to attend any meeting of the shareholders of the Company and shall not be entitled to vote at any such meeting; the holders of the Class B Shares shall, however, be entitled to notice of meetings of the shareholders called for the purpose of authorizing the dissolution of the Company or the sale of its undertaking or a substantial part thereof or in respect of any special resolution authorizing an amendment to its constating instruments whereby all or any of the rights, privileges, restrictions and conditions attaching to or affecting the Class B Shares may be amended, modified, suspended, altered and/or repealed but no such action as aforesaid or such special resolution shall be effective or acted upon unless and until confirmed by a resolution passed at a meeting of the holders of the Class B Shares duly called for considering the same at which the holders of at least a majority of the outstanding Class B Shares are present or represented by proxy and carried by the affirmative vote of the holders of not less than 66 2/3% of the Class B Shares represented and voting at such meeting (on the basis of one vote per Class B Share).

Date	Signature	Title

/s/ Ena Evadne Thompson
31st May, 1999	Ena Evadne Thompson	Director

SCHEDULE II TO ARTICLES OF AMENDMENT

(Form 5)

1.	Name of Company	2.	Company No:

	Canadian Helicopters (Barbados) Limited		10852

NOTICE IS HEREBY GIVEN that on the 31st day of May, 1999, the following resolution of the sole shareholder of Canadian Helicopters (Barbados) Limited was passed as a special resolution:

Resolved that:

1.	The Articles of the Company be and the same are hereby amended as follows:

(a)	to create a new class of 30,000 Class B Redeemable Preference Shares without nominal or par value.

(b)	to provide that the rights, privileges, restrictions and conditions attaching to the Class B Redeemable Preference Shares hereinafter referred to as “Class B Shares” are as follows:

CLASS B REDEEMABLE PREFERENCE SHARES

1.	Dividends

1.1	The holders of the Class B Shares, in priority to the Common Shares and any shares of any other class of the Company ranking junior to the Class B Shares, but ranking behind the existing Class A Redeemable Preference Shares of the Company, shall be entitled to receive and the Company shall pay thereon, as and when declared by the Board of Directors of the Company out of monies of the Company properly applicable to the payment of dividends, fixed preferential cumulative cash dividends at a rate per annum equivalent to the UK British pounds sterling 30 day LIBOR rate as at the commencement of each fiscal quarter (May 1, August 1, November 1 and February 1 of each year), as such rate is applied to the amounts outstanding and paid up on such Class B Shares from time to time for all or part of any such fiscal quarts; such dividends shall be declared and payable within 30 days following each fiscal quarter (subject only to the Company’s ability to do so under applicable law). Such dividends shall accrue from such date or dates not later than three (3) months after the respective dates of issue as may in the case of each issue of Class B Shares be determined.

SCHEDULE II TO ARTICLES OF AMENDMENT

(Form 5)

1.	Name of Company	2.	Company No:

	Canadian Helicopters (Barbados) Limited		10852

CLASS B SHARES

1.	Dividends

1.1	The holders of the Class B Shares, in priority to the Common Shares and any shares of any other class of the Company ranking junior to the Class B Shares but ranking behind the existing Class A Redeemable Preference Shares of the Company, shall be entitled to receive and the Company shall pay thereon, as and when declared by the Board of Directors of the Company out of monies of the Company properly applicable to the payment of dividends, fixed preferential cumulative cash dividends at a rate per annum equivalent to the UK British pounds sterling 30 day LIBOR rate as at the commencement of each fiscal quarter (May 1, August 1, November 1 and February 1 each year) plus 1.4% per annum, as such rate is applied to the amounts outstanding and paid up on such Class B Shares from time to time for all or part of any such fiscal quarter; such dividends shall be declared and payable within 30 days following each fiscal quarter (subject only to the Company’s ability to do so under applicable law).

Such dividends shall accrue from such date or dates not later than three (3) months after the respective dates of issue as may in the case of each issue of Class B Shares be determined by resolution of the board of directors of the Company at the time of each issue or in case no date be so determined, then from the date of issue. The Board of Directors of the Company shall be entitled to declare part of such preferential cumulative cash dividend for any fiscal year notwithstanding that the dividend for such fiscal year may not be declared in full. If on any dividend payment date, the dividend payable on such date is not paid in full on all the Class B Shares then issued and outstanding, such dividend or the unpaid part thereof shall be paid on a subsequent date or dates determined by the Board of Directors of the Company on which the Company shall have sufficient monies properly applicable to the payment of same. The holders of the Class B Shares shall not be entitled to any dividends other than or in excess of the fixed preferential cumulative cash dividends hereinbefore provided for.

SCHEDULE II TO ARTICLES OF AMENDMENT

(Form 5)

1.	Name of Company	2.	Company No:

	Canadian Helicopters (Barbados) Limited		10852

1.2	Except with the consent in writing of the holders of all the Class B Shares then issued and outstanding, no dividends shall at any time be declared or paid on or set apart for payment on the Common Shares or on any shares of any other class of the Company ranking junior to the Class B Shares nor shall the Company call for redemption and/or purchase any Class B Shares less than the total number then issued and outstanding and/or purchase any Common Shares or any shares of any other class ranking junior to the Class B Shares so long as any Class A Shares are issued and outstanding unless in each case all dividends, up to and including the dividend payable on the last preceding dividend payment date, on the Class B Shares then issued and outstanding shall have been declared and paid or set apart for payment at the date of such declarations or payment or setting apart for payment or call for redemption or purchase.

2.	Dissolution

2.1	In the event of the liquidation, dissolution or winding up of the Company or other distribution of assets of the Company among shareholders for the purpose of winding up its affairs, the holders of the Class B Shares shall be entitled to receive from the assets and property of the Company for each Class A Share held by them respectively the sum of one thousand British pounds sterling (£1,000) together with all accrued and unpaid preferential cumulative cash dividends thereon (which for such purpose shall be calculated as if such cumulative dividends were accruing from day to day for the period from the expiration of the last period for which cumulative dividends have been paid up to but excluding the date of distribution) before any amount shall be paid or any assets or property of the Company distributed to the holders of any Common Shares or shares of any other class ranking junior to the Class B Shares. After payment to the holders of the Class B Shares of the amounts so payable to them as above provided, they shall not be entitled to share in any further distribution of the assets or property of the Company.

SCHEDULE II TO ARTICLES OF AMENDMENT

(Form 5)

1.	Name of Company	2.	Company No:

	Canadian Helicopters (Barbados) Limited		10852

3.	Purchase by the Company

3.1	Subject to the articles of the Company and the provisions of the Companies Act of Barbados, Cap. 308 of the Laws of Barbados, as now enacted or as the same may from time to time be amended, re-enacted or replaced (and in the case of such amendment, re-enactment or replacement, any references herein shall be read as referring to such amended, re-enacted or replaced provisions), the Company may at any time or from time to time purchase (if obtainable) all or any part of the outstanding Class B Shares at the lowest price at which, in the opinion of the directors, such shares are obtainable, but not exceeding the Redemption Price calculated in the manner set out in Section 4.1 hereof.

4.	Redemption by the Company

4.1	Subject to the articles of the Company and the provision of the Companies Act of Barbados, Cap. 308 of the Laws of Barbados, as now enacted or as the same may from time to time be amended, re-enacted or replaced (and in the case of such amendment, re-enactment or replacement, any references herein shall be read as referring to such amended, re-enacted or replaced provisions), the Company may. upon giving notice as hereinafter provided, redeem at any time the whole or from time to time any part of the then outstanding Class B Shares on payment for each share to be redeemed of the sum of one thousand British pounds sterling (£1,000) together with all accrued and unpaid preferential cumulative cash dividends thereon (which for such purpose shall be calculated as if such cumulative dividend were accruing from day to day for the period from the expiration of the last period for which cumulative dividends have been paid up to but excluding the date of redemption) (the “Redemption Price”).

4.2

In the case of redemption of the Class B Shares under the provisions of Section 4.1 hereof, the Company shall at least 30 days before the date specified for redemption mail to each person who at the date of mailing is a registered holder of Class B Shares to be redeemed a notice in writing of the intention of the Company to redeem such Class B Shares. Such notice shall be mailed by letter, postage prepaid, addressed to each such shareholder at his address as it appears

THE COMPANIES ACT OF BARBADOS

SCHEDULE II TO ARTICLES OF AMENDMENT

(Form 5)

1.	Name of Company	2.	Company No:

	Canadian Helicopters (Barbados) Limited		10852

on the records of the Company or in the event of the address of any such shareholder not so appearing then to the last known address of such shareholder; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of such redemption. Such notice shall set out the Redemption Price and the date on which redemption is to take place and, if only part of the shares held by the person to whom it is addressed is to be redeemed, the number thereof so to be redeemed. On or after the date so specified for redemption, the Company shall pay or cause to he paid to or to the order of the registered holders of the Class B Shares to be redeemed the Redemption Price thereof on presentation and surrender of the certificates representing the Class B Shares called for redemption at the registered office of the Company or any other place or places designated in the notice of redemption. If only a part of the shares represented by any certificate be redeemed, a new certificate for the balance shall be issued at the expense of the Company. Subject to the provisions of Section 4.3 below, on and after the date specified for redemption in any such notice, the Class B Shares called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the Redemption Price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of such shareholders shall remain unaffected.

4.3

The Company shall have the right, at any time on or after the date of mailing of notice of its intention to redeem any Class B Shares as aforesaid, to deposit the Redemption Price of the shares so called for redemption or of such of the said shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption to a special account in a specified chartered bank or a specified trust company in Barbados, named in such notice of redemption, to be paid without interest to or to the order of the respective holders of such Class B Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Class B

THE COMPANIES ACT OF BARBADOS

SCHEDULE II TO ARTICLES OF AMENDMENT

(Form 5)

1.	Name of Company	2.	Company No:

	Canadian Helicopters (Barbados) Limited		10852

Shares in respect whereof such deposit shall have been made shall be deemed to be redeemed and all rights of the holders thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving without interest their proportionate part of the total Redemption Price so deposited against presentation and surrender of the said certificates held by them respectively. Any interest allowed on any such deposit shall belong to the Company.

4.4	In the event that only part of the Class B Shares is at any time to be redeemed, the shares to be redeemed shall be selected pro rata (disregarding fractions) according to the number of Class B Shares held by each holder of record thereof as at the date of the notice of redemption or in such other manner as the Board of Directors of the Company in its sole discretion may deem equitable.

5.	Mandatory Redemption by Shareholders

5.1	Subject to the Articles of the Company and the Companies Act, Cap. 308 of the laws of Barbados, as constituted from time to time, upon prior written notice to the Company, the holders of the Class B Shares shall be entitled to require the Company to redeem and the Company shall, subject as hereinafter set forth, redeem that number of Class B Shares specified by holders thereof in such notice or notices for the Redemption Price thereof at the time or times specified for redemption therein, respectively, which shall be not less than sixty (60) days after receipt of such notice by the Company and upon presentation by the holders thereof at the offices of the Company of the share certificates for the Class B Shares to be so redeemed.

SCHEDULE II TO ARTICLES OF AMENDMENT

(Form 5)

1.	Name of Company	2.	Company No:

	Canadian Helicopters (Barbados) Limited		10852

On the date so specified for such required redemption (the “Redemption Date”) of the Class B Shares so to be redeemed pursuant to such notice from the holder or holders thereof, the Company shall, subject as hereinafter set forth, deposit the Redemption Price of the said Class B Shares so to be redeemed pursuant to the notice aforesaid with any trust company or chartered bank in Barbados on the Redemption Date whereupon the holder of the said Class B Shares shall thereafter have no right against the Company in respect thereof except upon surrender of the certificate representing such shares to receive payment therefor out of the Redemption Price monies so deposited for the purpose.

PROVIDED that if, on any Redemption Date, the Company determines that it is not permitted by reason of insolvency or inability to fund such redemption or due to other provisions of applicable law, to redeem all or any portion thereof, the Company shall be obliged during such fiscal year only to redeem such Class B Shares as it is permitted by law to redeem. If the Company has reasonable grounds for and acts bona fide in making such determination, the Company shall have no liability in the event such determination should subsequently prove to have been inaccurate. Any Class B Shares that the Company is obligated to redeem pursuant hereto but is prohibited from doing so by reason of the restrictions contained herein, shall be redeemed as soon as the amounts necessary for such redemption become available and/or such restrictions no longer continue to exist, and any such subsequent redemption shall be made, from time to time, in the same proportion as the number of Class B Shares then to be redeemed and held by each holder is of the total number of Class B Shares to be redeemed at any such time.

6.	Limited Voting Rights

6.1

Except as and to the extent specifically provided by the Companies Act,. Cap. 308 of the laws of Barbados, and as hereinafter provided, the holders of the Class B Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Company and shall not be entitled to vote at any such meeting unless and until the Company from time to time shall fail to pay, in the aggregate, three (3) quarterly preferential cumulative cash dividends on the

THE COMPANIES ACT OF BARBADOS

SCHEDULE II TO ARTICLES OF AMENDMENT

(Form 5)

1.	Name of Company	2.	Company No:

	Canadian Helicopters (Barbados) Limited		10852

Class B Shares on the dates on which the same should be paid, whether or not consecutive, and whether or not such dividends have been declared and whether or not there are any monies of the Company properly applicable to the payment of dividends. Thereafter, but only for so long as any dividends on the Class B Shares remain in arrears, the holders of the Class B shares shall be entitled to receive notice of, to attend and to vote at all meetings of the shareholders of the Company for the sole purpose of electing the directors of the Company, and shall have one (1) vote for each Class B Share held by them respectively and shall be entitled, voting exclusively and separately as a class, to elect 25% of the directors of the Company. Nothing herein contained shall be deemed to restrict the right from time to time to increase or decrease the number or minimum or maximum number of directors of the Company in accordance with applicable law and the articles of the Company.

6.2	Notwithstanding anything contained in the articles or by-laws of the Company, the term of office of all persons who are directors of the Company at any time when the right to elect directors shall accrue to the holders of the Class B Shares as provided in section 6.1, or who may be appointed as directors after such right shall have accrued and before a meeting of holders of the Class B Shares shall have been held for the purpose of electing its proportion of the directors, shall terminate upon the election of new directors at the next annual meeting of shareholders or at a special meeting of shareholders which may be held for the purpose of electing directors at any time after the accrual of such right to elect directors.

6.3

Any meeting of the holders of the Class B Shares for the purpose of electing directors may be held upon not less than 10 days written notice to the holders of the Class B Shares, and such meeting shall be called by the Secretary of the Company upon the written request of the registered holders of at least 10% of the then outstanding Class B Shares; in default of the calling of such meeting by the Secretary within 5 days after the making of such request, such meeting may be called by any registered holder of Class B Shares. Any vacancy occurring among the directors elected to represent the holders of Class B Shares in accordance

THE COMPANIES ACT OF BARBADOS

SCHEDULE II TO ARTICLES OF AMENDMENT

(Form 5)

1.	Name of Company	2.	Company No:

	Canadian Helicopters (Barbados) Limited		10852

with the foregoing provisions of this section may be filled by the Board of Directors of the Company with the consent and approval of a majority of the holders of Class B Shares then outstanding.

6.4	Notwithstanding anything contained in the articles or by-laws of the Company, upon any termination of the right of the holders of the Glass B Shares to elect directors as provided in this Section 6, the term of office of the directors elected or appointed to represent the holders of the Class B Preference Shares exclusively shall terminate upon the election of new directors at the next annual meeting of shareholders or at a special meeting of shareholders which may he held for the purpose of electing directors after such termination.

6.5	The holders of the Class B Shares shall not be entitled as such (except as specifically provided in this Section 6) to receive notice of or to attend any meeting of the shareholders of the Company and shall not he entitled to vote at any such meeting; the holders of the Class B Shares shall, however, be entitled to notice of meetings of the shareholders called for the purpose of authorizing the dissolution of the Company or the sale of its undertaking or a substantial part thereof or in respect of any special resolution authorizing an amendment to its constating instruments whereby all or any of the rights, privileges, restrictions and conditions attaching to or affecting the Class B Shares may be amended, modified, suspended, altered and/or repealed but no such action as aforesaid or such special resolution shall be effective or acted upon unless and until confirmed by a resolution passed at a meeting of the holders of the Class B Shares duly called for considering the same at which the holders of at least a majority of the outstanding Class B Shares are present or represented by proxy and carried by the affirmative vote of the holders of not less than 66 2/3% of the Class B Shares represented and voting at such meeting (on the basis of one vote per Class B Share).

CERTIFIED A TRUE COPY THIS 31ST DAY OF MARCH, 1999.

/s/ Ena Evadne Thompson
Ena Evadne Thompson Director

FORM 6
COMPANY NO. 10852

COMPANIES ACT OP BARBADOS

CERTIFICATE OF AMENDMENT

CHC HELICOPTERS (BARBADOS) LIMITED

Name of Company

I hereby certify that the Articles of the above-mentioned company were amended.

☐	Under Section 15 of the Companies Act in accordance with the attached notice;

☐	Under section 33 of the Companies Act as set out in the attached Articles of Amendment designating a series of shares;

☑	Under Section 203 of the Companies Act as set out in the attached Articles of Amendment/

/s/ Illegible
Deputy Registrar of Companies

[Illegible] April 2nd, 2002
Date of Amendment